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                                                                     Exhibit 4.1

                     (PRA INTERNATIONAL STOCK CERTIFICATE)

                                PRA INTERNATIONAL
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

         NUMBER                                            SHARES



      COMMON STOCK                                     CUSIP 69353C101
PAR VALUE $.01 PER SHARE                     SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT


          is the owner of

  FULLY PAID AND NON-ASSESSABLE SHARES, OF THE COMMON STOCK, $.01 PAR VALUE, OF

PRA INTERNATIONAL (the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


Secretary                                                      President

                   (PRA INTERNATIONAL CORPORATE SEAL DELAWARE)

COUNTERSIGNED AND REGISTERED:

                                      TRANSFER AGENT AND REGISTRAR
   BY
                                              AUTHORIZED SIGNATURE

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      THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO
REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common
TEN ENT  - as tenants by the entireties
JT TEN   - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ____________________ Custodian ____________________
                           (Cust)                        (Minor)
                   under Uniform Gifts to Minors
                   Act ________________________________________________
                                          (State)

UNIF TRANS MIN ACT - ____________________ Custodian ___________________
                           (Cust)                        (Minor)
                   under Uniform Transfers to Minors
                   Act ________________________________________________
                                          (State)

     Additional abbreviations may also be used though not in the above list.


      For value received, ____________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________


________________________________________________________________________________


________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said Shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated ____________________



                        ________________________________________________________
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.


                        ________________________________________________________
                        THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.